                                                                    EXHIBIT 99.1


                           PRENTISS PROPERTIES TRUST
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996

                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

  The following unaudited pro forma consolidated balance sheet is presented as if the following transactions had been consummated on December 31, 1996: (i) the acquisition of the 1997 Acquired Properties (ii) the acquisition of the Pending Acquisitions (iii) the closing of the Mortgage Loan and (iv) the completion of the Offering. This pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statement of income of the Company for the year ended December 31, 1996 and the historical consolidated and combined financial statements and notes thereto of the Company and the Predecessor Company included elsewhere in this Prospectus.

  The pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been had the Company completed the transactions described above, nor does it purport to represent the future financial position of the Company.

                                               PRO FORMA ADJUSTMENTS
                                    -----------------------------------------------------     PRENTISS
                          PRENTISS     1997                                                  PROPERTIES
                         PROPERTIES  ACQUIRED       PENDING                      OTHER         TRUST
                           TRUST    PROPERTIES    ACQUISITIONS   OFFERING     ADJUSTMENTS    PRO FORMA
                         ---------- ----------    ------------   --------     -----------    ----------
Assets:
 Real estate, net.......  $482,528   $16,104 (A)    $243,335 (A)               $  5,276 (A)   $747,243
 Mortgage note
  receivable............                              16,510 (A)                                16,510
 Deferred charges and
  other assets, net.....    11,747                                                1,658 (B)     13,405
 Receivables, net.......     5,356                                                               5,356
 Cash and cash
  equivalents...........     7,226      (704)(C)    (247,845)(C) $135,850 (C)   111,995 (C)      6,522
 Escrowed cash..........       867                                                                 867
 Other receivables
  (affiliates)..........     1,346                                                               1,346
 Investments in joint
  venture and
  unconsolidated
  subsidiaries..........    21,956                                                              21,956
                          --------   -------        --------     --------      --------       --------
  Total Assets..........  $531,026   $15,400        $ 12,000     $135,850      $118,929       $813,205
                          ========   =======        ========     ========      ========       ========
Liabilities:
 Debt on real estate....  $128,800   $15,400 (D)    $ 12,000 (D)               $119,071 (D)   $275,271
 Accounts payable and
  other liabilities.....    15,868                                                              15,868
 Distributions payable..     7,309                                                               7,309
                          --------   -------        --------     --------      --------       --------
  Total Liabilities.....   151,977    15,400          12,000                    119,071        298,448
                          --------   -------        --------     --------      --------       --------
Minority interest.......    53,828                                  4,400 (F)                   58,228
                          --------   -------        --------     --------      --------       --------
Shareholders' Equity:
 Common shares..........       203                               $     60 (E)                      263
 Additional paid-in
  capital...............   326,309                                131,390 (F)                  457,699
 Distributions in excess
  of accumulated
  earnings..............    (1,291)                                                (142)(B)     (1,433)
                          --------   -------        --------     --------      --------       --------
  Total Shareholders'
   Equity...............   325,221                                131,450          (142)       456,529
                          --------   -------        --------     --------      --------       --------
  Total Liabilities and
   Shareholders'
   Equity...............  $531,026   $15,400        $ 12,000     $135,850       118,929       $813,205
                          ========   =======        ========     ========      ========       ========

  The accompanying notes are an integral part of this pro forma consolidated balance sheet.

                           PRENTISS PROPERTIES TRUST
                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

PRO FORMA ADJUSTMENTS

  (A) Represents the purchase prices (including estimated closing costs) of properties acquired by the Company subsequent to December 31, 1996 (the "1997 Acquired Properties") and the properties that the Company intends to acquire concurrent with the Offering (the "Pending Acquisitions") as follows:

     1997 ACQUIRED PROPERTIES                                    PURCHASE PRICE
     ------------------------                                    --------------
     4401 Fair Lakes Court.....................................    $   6,256
     5211 South 3rd Street.....................................        9,848
                                                                   ---------
                                                                   $  16,104
                                                                   =========
     PENDING ACQUISITIONS
     --------------------
     Properties:
     Natomas Corporate Center..................................    $  78,156
     Corporetum Office Campus..................................       51,229
     Seven Mile Crossing.......................................       22,148
     Crescent Centre(1)........................................       25,146
     Pacific Gateway Office Center.............................       24,486
     16801 South Exchange......................................       11,684
     Baltimore Industrials(2)..................................       10,039
     Six Flags Distribution Center.............................        8,865
     Bridgestone Distribution Center...........................        4,470
     Day Creek Industrial Park.................................        7,112
                                                                   ---------
                                                                     243,335
     Mortgage Note:
     The Colonnade II..........................................       16,510
                                                                   ---------
     Total Pending Acquisitions................................    $ 259,845
                                                                   =========
     CONSTRUCTION IN PROGRESS
     ------------------------
     Federal Express(3)........................................    $   5,276
                                                                   =========
    (1) The purchase price of Crescent Centre will be comprised of a payment of cash of $13,146 and assumption of debt of $12,000.
    (2) The Baltimore Industrials include 8779 Greenwood Place and the
        Route 100 Building.
    (3) From January 1, 1997 to March 31, 1997, the Company incurred indebtedness to fund construction in progress for the development of an industrial building for Federal Express.

  (B) Represents $1.8 million of financing costs incurred in connection with $180.1 million of mortgage debt borrowed from an affiliate of Lehman Brothers
Inc., offset by $142 of unamortized deferred financing costs written-off as a result of the repayment of the related mortgage indebtedness. As discussed in Note (D), a portion of the proceeds of the debt will be utilized to pay-off the borrowings under the Company's line of credit and other mortgage indebtedness. The remaining proceeds will be utilized to fund property acquisitions. The financing costs will be amortized over the 10 year term of the mortgage debt.

  (C) Represents the cash transactions as follows:

     Working capital used to acquire the 1997 Acquired Proper-
      ties.....................................................    $    (704)
     Cash to be used to acquire the Pending Acquisitions.......     (247,845)
     Net cash proceeds of the Offering described in Note (F)...      135,850
     Net increase in cash from the borrowings described in Note
      (D)......................................................      113,795
     Financing costs incurred in connection with the borrowings
      described in Note (B)....................................       (1,800)
                                                                   ---------
                                                                   $    (704)
                                                                   =========

                           PRENTISS PROPERTIES TRUST
          NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET--(CONTINUED)
                                  (UNAUDITED)
            (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

  (D) Represents the debt transactions as follows:

     Increase in borrowing under the line of credit to fund the acquisition of the 1997 Acquired Properties..................  $ 15,400
     Debt assumed in connection with the acquisition of the Pending
      Acquisitions.................................................    12,000
     Proceeds from borrowings on the Federal Express construction
      loan.........................................................     5,276
     Proceeds from borrowings from an affiliate of Lehman Brothers
      Inc. ........................................................   180,100
     Repayment of borrowings on the line of credit.................   (26,305)
     Repayment of other borrowings from an affiliate of Lehman
      Brothers Inc. ...............................................   (40,000)
                                                                     --------
     Net increase in debt on real estate...........................  $146,471
                                                                     ========

  Following such debt transactions, debt outstanding is comprised of the following:

                                                       PRINCIPAL INTEREST
                                                        AMOUNT     RATE
                                                       --------- --------
     Mortgage debt with an affiliate of Lehman
      Brothers Inc.(1)................................ $180,100    7.57%
     Line of Credit...................................   61,895    7.25%(/2/)
     Mortgage debt on Crescent Centre.................   12,000    7.95%
     Mortgage debt on Walnut Glen.....................   10,000    7.50%
     Mortgage debt on FHP Building....................    6,000    7.30%
     Construction loan for Federal Express............    5,276    7.35%(/3/)
                                                       --------
                                                       $275,271
                                                       ========

    (1) The Company entered into a loan agreement with an affiliate of Lehman Brothers Inc., whereby the Company had the ability to borrow up to the maximum of $180.1 million by March 26, 1997. In an effort to maximize the amount available for future acquisitions, the Company exercised the option to maximize the borrowings under the loan agreement.

    (2) The Line of Credit has a variable interest rate of (LIBOR + 1.75%. LIBOR was 5.5% at December 31, 1996.

    (3) This loan has a variable interest rate of LIBOR + 1.85%. LIBOR was 5.5% at December 31, 1996.

  (E) Represents the issuance of 6 million ($.01 par value per share) common shares in the Offering.

  (F) Represents the net proceeds obtained from the issuance of 6 million common shares in the Offering as follows:

     Gross proceeds from the Offering................................. $144,000
     Underwriters' discount...........................................   (7,200)
     Other offering expenses..........................................     (950)
                                                                       --------
     Net cash proceeds................................................  135,850
     Allocation to minority interest(/1/).............................   (4,400)
     Par value of common shares as described in Note (E)..............      (60)
                                                                       --------
                                                                       $131,390
                                                                       ========

    (1) Represents the minority interest holders' 11.1% interest in the Operating Partnership subsequent to the Offering.

                           PRENTISS PROPERTIES TRUST
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

            (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

  The following unaudited pro forma consolidated statement of income is presented as if (i) the consummation of the IPO, the Offering and related Formation Transactions, (ii) the closing of the Mortgage Loan, (iii) the acquisition of the Acquired Properties, and (iv) the acquisition of the Pending Acquisitions had occurred on January 1, 1996.

  This pro forma consolidated statement of income should be read in conjunction with the pro forma consolidated balance sheet of the Company and the historical consolidated and combined financial statements and notes thereto of the Company and the Predecessor Company included elsewhere in the Prospectus.

  The pro forma consolidated statement of income is not necessarily indicative of what actual results would have been had the previously described transactions actually occurred as of January 1, 1996 nor does it purport to represent the operations of the Company for future periods.

                                                      PRO FORMA ADJUSTMENTS             PRO FORMA ADJUSTMENTS
                            COMPANY     PREDECESSOR  -----------------------           ------------------------
                          HISTORICAL      COMPANY                FORMATION                                       PRENTISS
                         OCT. 22, 1996 JAN. 1, 1996             TRANSACTIONS                                    PROPERTIES
                            THROUGH       THROUGH     ACQUIRED   AND OTHER               PENDING       OTHER      TRUST
                         DEC. 31, 1996 OCT. 21, 1996 PROPERTIES ADJUSTMENTS  SUBTOTAL  ACQUISITIONS ADJUSTMENTS PRO FORMA
                         ------------- ------------- ---------- ------------ --------  ------------ ----------- ----------
                                                        (A)         (B)                    (C)          (D)
Revenues:
 Rental income.........     $13,485       $27,086     $18,379     $ 24,599   $83,549     $33,763                 $117,312
 Mortgage interest.....                                                                    1,269                    1,269
 Management fees.......         192         7,903                   (7,127)      968                                  968
 Development, leasing,
  sale and other fees..         110         9,607         242       (8,451)    1,508         789                    2,297
                            -------       -------     -------     --------   -------     -------     --------    --------
 Total revenues........      13,787        44,596      18,621        9,021    86,025      35,821                  121,846
                            -------       -------     -------     --------   -------     -------     --------    --------
Expenses:
 Property operating and
  maintenance..........       3,618         7,550       4,351        6,294    21,813       9,284     $   (761)     30,336
 Real estate taxes.....       1,162         3,085       2,512        1,432     8,191       3,259                   11,450
 General and
  administrative.......         547         5,304                   (3,390)    2,461                       52       2,513
 Personnel costs, net..         505        11,991                  (10,427)    2,069                      215       2,284
 Interest expense......         759         4,549                    6,015    11,323                    8,940      20,263
 Amortization of
  deferred financing
  costs................          87         1,402                   (1,019)      470                       63         533
 Depreciation and
  amortization.........       2,696         5,993                    8,181    16,870                    5,407      22,277
                            -------       -------     -------     --------   -------     -------     --------    --------
 Total expenses........       9,374        39,874       6,863        7,086    63,197      12,543       13,916      89,656
                            -------       -------     -------     --------   -------     -------     --------    --------
Equity in joint venture
 and unconsolidated
 subsidiaries..........       1,427            18                    3,291     4,736                    1,190       5,926
                            -------       -------     -------     --------   -------     -------     --------    --------
Income before minority
 interest and gain on
 sale of property......       5,840         4,740      11,758        5,226    27,564      23,278      (12,726)     38,116
Minority interest......        (844)                                (3,098)   (3,942)                    (384)     (4,326)
                            -------       -------     -------     --------   -------     -------     --------    --------
Income before gain on
 sale of property......       4,996         4,740      11,758        2,128    23,622      23,278      (13,110)     33,790
Gain on sale of
 property..............                       378                     (378)
                            -------       -------     -------     --------   -------     -------     --------    --------
Net income.............     $ 4,996       $ 5,118     $11,758     $  1,750   $23,622     $23,278     $(13,110)   $ 33,790
                            =======       =======     =======     ========   =======     =======     ========    ========
Net income per common
 share.................     $  0.25                                          $  1.16                             $   1.29
                            =======                                          =======                             ========
Weighted average number
 of common shares
 outstanding...........      20,002                                           20,280                               26,280
                            =======                                          =======                             ========

  The accompanying notes are an integral part of this pro forma consolidated statement of income.

                           PRENTISS PROPERTIES TRUST
              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

PRO FORMA ADJUSTMENTS

  (A) Represents the 1996 historical revenues in excess of certain operating expenses of the properties acquired by the Company subsequent to the IPO for the period prior to acquisition by the Company. Eight properties, five office and three industrial were acquired subsequent to the IPO from October 22, 1996 through December 31, 1996 (the "1996 Acquired Properties"). Two properties, one office and one industrial property, were acquired by the Company subsequent to December 31, 1996 (the "1997 Acquired Properties"). The 1996 Acquired Properties include 1717 Deerfield Road and O'Hare Plaza II (collectively, the "Chicago Office Properties"); FHP Building; 2411 Dulles Corner Park and 2455 Horsepen Road (collectively, the "Dulles Properties"); 155 Alexandra Way and Wood Dale 1 & 2 (collectively, the "Chicago Industrial Properties"). The 1997 Acquired Properties include 4401 Fair Lakes Court and 5211 South 3rd Street.

  The expenses excluded from the operations of the Acquired Properties are interest and depreciation and amortization.

                                   1996 ACQUIRED PROPERTIES                1997 ACQUIRED PROPERTIES
                         --------------------------------------------- --------------------------------
                            CHICAGO                          CHICAGO      4401                 TOTAL
                            OFFICE      FHP      DULLES     INDUSTRIAL FAIR LAKES 5211 SOUTH  ACQUIRED
                         PROPERTIES(1) DENVER PROPERTIES(2) PROPERTIES   COURT    3RD STREET PROPERTIES
                         ------------- ------ ------------- ---------- ---------- ---------- ----------
Rental income...........    $6,796     $2,920    $5,947       $1,104      $862       $750     $18,379
Other income............       143         61        14           24                              242
                            ------     ------    ------       ------      ----       ----     -------
 Total revenues.........     6,939      2,981     5,961        1,128       862        750      18,621
                            ------     ------    ------       ------      ----       ----     -------
Property operating and
 maintenance............     1,236        928     1,628          184       331         44       4,351
Real estate taxes.......     1,578        218       336          175        58        147       2,512
                            ------     ------    ------       ------      ----       ----     -------
 Total expenses.........     2,814      1,146     1,964          359       389        191       6,863
                            ------     ------    ------       ------      ----       ----     -------
Revenues in excess of
 certain operating
 expenses...............    $4,125     $1,835    $3,997       $  769      $473       $559     $11,758
                            ======     ======    ======       ======      ====       ====     =======

(1) The acquisition of the Chicago Office Properties occurred on December 11, 1996 through December 13, 1996. The operations presented above reflect the 1996 revenues in excess of certain operating expenses for the period prior to acquisition. The Combined Statement of Revenues and Certain Operating Expenses for the Chicago Office Properties included elsewhere in this prospectus include the historical revenues in excess of certain operating expenses for the entire year ended December 31, 1996.
(2) The acquisition of the Dulles Properties occurred on December 31, 1996. The Combined Statement of Revenues and Certain Operating Expenses for the Dulles Properties are included elsewhere in this prospectus.

  (B) Represents pro forma adjustments made to reflect the ownership by the Company of all properties acquired concurrent with the IPO and certain other Formation Transactions as if these transactions occurred on January 1, 1996. The column totals reflect the net adjustments presented on the Company's Pro Forma Consolidated Statement of Income for the year ended December 31, 1996. The following table should be read in conjunction with the notes that follow.

                           PRENTISS PROPERTIES TRUST

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

                                                                                            AMORT
                                              PROPERTY   REAL             PER-               OF
    PRO FORMA       RENTAL   MGMT     OTHER   OPERATING ESTATE  GEN &    SONNEL   INTEREST DEF FIN  DEPR & INVEST MINORITY
    ADJUSTMENT      INCOME   FEES     FEES    & MAINT.  TAXES   ADMIN    COSTS    EXPENSE   COSTS   AMORT  INCOME INTEREST
    ----------      ------- -------  -------  --------- ------ -------  --------  -------- -------  ------ ------ --------
 (1) Acquisition
   of properties
   concurrent with
   IPO............  $24,599          $   131   $7,241   $1,432
 (2) Assignment of
 contracts........          $(6,529)  (7,549)                  $(2,597) $ (8,628)
 (3) Equity
 investment
 income...........                                                                                         $2,934
 (4) Management of
   REIT
   properties.....             (598)             (598)
 (5) Acquisition
   and management
   of REIT
   properties.....                               (349)
 (6) Other fees
 and recoveries...                    (1,033)
 (7) Advisory
 fees.............                                                (717)
 (8) Prop mgmt g&a
   and salaries...                                                (121)   (1,622)
 (9) Special
 compensation.....                                                          (177)
(10) Mortgage
 interest.........                                                                 $6,015
(11) Amortization
   of deferred
   financing
   costs..........                                                                         $(1,019)
(12) Depreciation
 expense..........                                                                                  $8,181
(13) Consolidation
 of Austex........                                                  45                                        357
(14) Minority
 ownership
 interest.........                                                                                                $(3,098)
(15) Gain on sale
 of property......
                    ------- -------  -------   ------   ------ -------  --------   ------  -------  ------ ------ -------
  Total...........  $24,599 $(7,127) $(8,451)  $6,294   $1,432 $(3,390) $(10,427)  $6,015  $(1,019) $8,181 $3,291 $(3,098)
                    ======= =======  =======   ======   ====== =======  ========   ======  =======  ====== ====== =======
    PRO FORMA        GAIN
    ADJUSTMENT      ON SALE
    ----------      -------
 (1) Acquisition
   of properties
   concurrent with
   IPO............
 (2) Assignment of
 contracts........
 (3) Equity
 investment
 income...........
 (4) Management of
   REIT
   properties.....
 (5) Acquisition
   and management
   of REIT
   properties.....
 (6) Other fees
 and recoveries...
 (7) Advisory
 fees.............
 (8) Prop mgmt g&a
   and salaries...
 (9) Special
 compensation.....
(10) Mortgage
 interest.........
(11) Amortization
   of deferred
   financing
   costs..........
(12) Depreciation
 expense..........
(13) Consolidation
 of Austex........
(14) Minority
 ownership
 interest.........
(15) Gain on sale
 of property......   $(378)
                    -------
  Total...........   $(378)
                    =======

  (1) Concurrent with the IPO, the Company acquired certain properties including Park West C2, the Los Angeles Industrial Properties, One Northwestern Plaza, Cottonwood, 9050 Junction, Westloop Business Park, Park West E1, Park West E2, 3141 Fairview Park and the Plaza on Bachman Creek. The historical results of operations of each property are presented below for the period in 1996 which the property was not included in the results of operations of the Predecessor Company. With respect to the 3141 Fairview Park Drive and the Plaza on Bachman Creek properties, the information below includes the results of operations for the period January 1, 1996 through February 22, 1996 and January 1, 1996 through August 18, 1996, respectively, which reflects the period prior to the acquisition of the property by the Predecessor Company.

                                   LOS       ONE
                          PARK   ANGELES   NORTH-                   WESTLOOP                   3141   PLAZA ON
                          WEST  INDUSTRIAL WESTERN COTTON-   9050   BUSINESS  PARK    PARK   FAIRVIEW BACHMAN
                           C2   PROPERTIES  PLAZA   WOOD   JUNCTION   PARK   WEST E1 WEST E2   PARK    CREEK    TOTAL
                         ------ ---------- ------- ------- -------- -------- ------- ------- -------- -------- -------
Revenue:
 Rental income.........  $6,954   $4,744   $4,158  $1,833    $383     $494   $2,387  $2,215    $489     $942   $24,599
 Other income..........      68       46        7       1                         2       2       2        3       131
                         ------   ------   ------  ------    ----     ----   ------  ------    ----     ----   -------
 Total Revenue.........   7,022    4,790    4,165   1,834     383      494    2,389   2,217     491      945    24,730
Expenses:
 Property operating and
  maintenance..........   1,666    1,179    1,173     699      40      110      880     939     216      339     7,241
 Real estate taxes.....     525      141      370     219               60                1      33       83     1,432
                         ------   ------   ------  ------    ----     ----   ------  ------    ----     ----   -------
 Total expenses........   2,191    1,320    1,543     918      40      170      880     940     249      422     8,673
                         ------   ------   ------  ------    ----     ----   ------  ------    ----     ----   -------
Revenue in excess of
 certain operating
 expenses..............  $4,831   $3,470   $2,622  $  916    $343     $324   $1,509  $1,277    $242     $523   $16,057
                         ======   ======   ======  ======    ====     ====   ======  ======    ====     ====   =======

                           PRENTISS PROPERTIES TRUST

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

  (2) In connection with the Formation Transactions, certain third-party management contracts were assigned to the Manager. As a result of the assignment, current operating income, expenses and overhead attributable to the contracts will be reflected in the operations of the Manager as detailed below:

     Management fees................................................... $ 6,529
     Other fees and recoveries.........................................   7,549
     General and administrative........................................  (2,597)
     Personnel cost, net...............................................  (8,628)
                                                                        -------
     Manager contract income........................................... $ 2,853
                                                                        =======

  In addition to the above, the Manager will benefit from a reduction in occupancy cost of approximately $235, resulting in net income to the Manager of $3,088.

  (3) Represents the equity interest of $2,934 on the $3,088 net income of the Manager as the Operating Partnership owns a 95% economic interest in the Manager.

  (4) Represents the intercompany elimination of management fee revenues and expenses (property operating and maintenance) of $598 as a result of the in-house management of the Company's properties.

  (5) Represents a reduction in property management fee expense (property operating and maintenance) of $349 previously paid to a third party. Subsequent to the acquisition of these properties, the properties are managed by the Company.

  (6) Represents a reduction of $1,033 in recovery revenues, received from property owners, as a result of certain tax and legal services performed in the operations of the Predecessor Company that are not now performed by the Company.

  (7) Represents the decrease of $717 in fees formerly paid by the Predecessor Company to an affiliate for acquisition and advisory services performed.

  (8) Reflects a decrease of $121 and $1,622 in general and administration expense and personnel costs, net, respectively. The decrease in general and administration expenses results from an adjustment to reflect the estimated additional costs of operating as a public company ($850), net of a reduction in costs primarily attributable to certain services performed historically that are not now being performed by the Company ($971). The decrease in personnel costs, net, results from a reduction in base salary being earned by the Prentiss Principals subsequent to the IPO ($800) as well as a reduction in salary expense resulting from the staffing changes made concurrent with the Company's formation ($822).

  (9) Reflects the decrease of $177 in compensation paid to the Prentiss Principals. As a privately held company, PPL distributed a portion of quarterly cash flow in the form of compensation to the Prentiss Principals. This compensation is not paid by the Company.

                           PRENTISS PROPERTIES TRUST

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)


  (10) Pro forma interest expense prior to the Offering and the acquisition of the Pending Acquisitions is computed as follows (Interest expense related to the Federal Express construction loan is not included as this interest will be capitalized as a cost of the project.):

                                                                      ANNUAL
                                                PRINCIPAL INTEREST   INTEREST
                                                 AMOUNT     RATE     EXPENSE
                                                --------- --------   --------
   Mortgage debt with an affiliate of Lehman
    Brothers Inc...............................  $96,100    7.57%    $ 7,275
   Mortgage debt with an affiliate of Lehman
    Brothers Inc...............................   40,000    7.15%(1)   2,860
   Mortgage debt on Walnut Glen Tower..........   10,000    7.50%        750
   Mortgage debt on FHP Building...............    6,000    7.30%        438
                                                                     -------
     Pro forma annual interest expense.........                       11,323
     Interest expense included in historical
      columns..................................                        5,308
                                                                     -------
     Pro forma interest expense adjustment.....                      $ 6,015
                                                                     =======

(1) This loan has a variable interest rate of LIBOR + 1.65%. LIBOR was 5.50% at December 31, 1996.

  (11) Represents the net decrease of $1,019 in amortization of deferred financing costs as a result of an increase in amortization of deferred financing resulting from financing fees incurred on the Line of Credit ($270) and other borrowings ($103) less a reduction in amortization of deferred financing costs resulting from costs written-off concurrent with the IPO ($1,392).

  (12) Represents the net increase in depreciation and amortization expense as a result of the acquisition of properties concurrent with the IPO. Depreciation on newly acquired buildings is provided under the straight-line method over an estimated useful life of 40 years for office buildings and 30 years for industrial buildings.

  (13) Represents the net investment income and general and administration expenses of $357 and $45, respectively, as a result of the consolidation of Austex.

  (14) Represents net income attributable to the minority investors interest in the Operating Partnership, before the Offering. The Company, through its wholly owned subsidiary, is the sole general partner and currently owns approximately 86.0% of the Operating Partnership before the Offering. The minority investors own in the aggregate approximately 14.0% of the Operating Partnership before the Offering. Also includes an immaterial minority interest in other partnerships.

  (15) Represents a gain on sale of a parcel of land totaling $378, completed by the Predecessor Company prior to the formation of the Company.

  (C) Represents the 1996 historical revenues in excess of certain operating expenses of the properties to be acquired concurrent with the Offering. The Pending Acquisitions include the Natomas Corporate Center ("the Natomas Properties"); the Corporetum Office Campus; Seven Mile Crossing; Crescent Centre; Pacific Gateway Office Center; 16801 South Exchange; Route 100 Building and 8779 Greenwood (collectively, the "Baltimore Industrials"); The Colonnade II; Six Flags Distribution Center (the "Six Flags Distribution"); and Bridgestone Distribution Center (the "Bridgestone Distribution"). The Company is purchasing a note, collateralized by the Colonnade II building, and intends to foreclose on the property during 1997, thus mortgage interest is included rather than the historical revenues in excess of certain operating expenses. Also included in the Pending Acquisitions are the Day Creek Properties, two industrial properties containing 228,382 square feet. The

                           PRENTISS PROPERTIES TRUST

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

properties were under construction during 1996 and therefore, there were no 1996 historical operations. The Pro Forma Consolidated Statement of Income for the year ended December 31, 1996 does not include any earnings from these properties.

  The expenses excluded from the operations of the Acquired Properties are interest and depreciation and amortization.

                                                                       PACIFIC
                                                    SEVEN              GATEWAY  16801                          SIX
                        NATOMAS     CORPORETUM      MILE     CRESCENT  OFFICE   SOUTH    BALTIMORE  COLONNADE FLAGS BRIDGESTONE
                     PROPERTIES(1) PROPERTIES(2) CROSSING(2) CENTRE(2) CENTER  EXCHANGE INDUSTRIALS    II     DIST.    DIST.
                     ------------- ------------- ----------- --------- ------- -------- ----------- --------- ----- -----------
 Revenue:
 Rental income....      $11,037       $6,710       $4,406     $3,547   $3,594   $1,766    $1,068              $915     $720
 Mortgage
  interest........                                                                                   $1,269
 Other income.....          128          431            6         12      189       11         1                11
                        -------       ------       ------     ------   ------   ------    ------     ------   ----     ----
  Total Revenue...       11,165        7,141        4,412      3,559    3,783    1,777     1,069      1,269    926      720
                        -------       ------       ------     ------   ------   ------    ------     ------   ----     ----
 Expenses:
 Property
  operating and
  maintenance.....        2,974        1,784        1,426      1,283    1,271      164       119               138      125
 Real estate
  taxes...........          993          675          377        304      115      692       103
                        -------       ------       ------     ------   ------   ------    ------     ------   ----     ----
  Total expenses..        3,967        2,459        1,803      1,587    1,386      856       222               138      125
                        -------       ------       ------     ------   ------   ------    ------     ------   ----     ----
 Revenue in excess
  of certain
  operating
  expenses........      $ 7,198       $4,682       $2,609     $1,972   $2,397   $  921    $  847     $1,269   $788     $595
                        =======       ======       ======     ======   ======   ======    ======     ======   ====     ====
                      TOTAL
                     -------
 Revenue:
 Rental income....   $33,763
 Mortgage
  interest........     1,269
 Other income.....       789
                     -------
  Total Revenue...    35,821
                     -------
 Expenses:
 Property
  operating and
  maintenance.....     9,284
 Real estate
  taxes...........     3,259
                     -------
  Total expenses..    12,543
                     -------
 Revenue in excess
  of certain
  operating
  expenses........   $23,278
                     =======

(1) The Combined Statement of Revenues and Certain Operating Expenses for the Natomas Properties are included elsewhere in this prospectus.
(2) The Corporetum Properties, Seven Mile Crossing, and Crescent Centre comprise the Combined Statement of Revenues and Certain Operating Expenses of the Selected 1997 Pending Acquisitions included elsewhere in this prospectus.

 (D) Represents other adjustments to the Pending Acquisitions as follows:

  (1) Represents a reduction in property management fee (property operating and maintenance) of $997, offset by an estimated increase of $236 in other property management expenses to be incurred by the Company. The decrease in property management fee results from elimination of the management fees paid to third-party managers. Subsequent to acquisition, the properties will be managed by the Company.

  (2) The increase of $52 and $215 in general and administrative and personnel costs, net, represents an estimated increase in staffing and related costs related to the properties to be acquired.

                           PRENTISS PROPERTIES TRUST

                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)


  (3) Pro forma interest expense following the Offering is computed as follows (Interest expense related to the Federal Express construction loan is not included as this interest will be capitalized as a cost of the project.):

                                                    PRINCIPAL INTEREST
                                                     AMOUNT     RATE   INTEREST
                                                    --------- -------- --------
Mortgage debt with an affiliate of Lehman Brothers
 Inc..............................................  $180,100    7.57%  $13,634
Line of Credit....................................    61,895    7.25%    4,487
Mortgage debt on Crescent Centre..................    12,000    7.95%      954
Mortgage debt on Walnut Glen Tower................    10,000    7.50%      750
Mortgage debt on FHP Building.....................     6,000    7.30%      438
                                                                       -------
  Pro forma annual interest expense...............                      20,263
  Interest expense included in previous columns...                      11,323
                                                                       -------
  Pro forma interest expense adjustment...........                     $ 8,940
                                                                       =======

  (4) Represents an increase of $180 in annual amortization of deferred financing costs resulting from an estimated $1.8 million of costs incurred in connection with the new mortgage obtained from an affiliate of Lehman Brothers Inc., offset by a reduction of $117 in annual amortization of deferred financing costs that were written-off as a result of the repayment of certain outstanding indebtedness with proceeds of the Offering and indebtedness.

  (5) Reflects the net increase in depreciation and amortization expense of $5,407 as a result of the acquisition of the properties. Depreciation on buildings is provided under the straight-line method of over an estimated useful life of 40 years for office buildings, and 30 years for industrial buildings. The estimated purchase price of the Pending Acquisition properties (including estimated closing costs) is as follows:

                                                                        TOTAL
                                                             ALLOC. TO PURCHASE
                PROPERTY                     TYPE     LAND   BUILDINGS  PRICE
                --------                  ---------- ------- --------- --------
Natomas Corporate Center.................   Office   $14,273 $ 63,883  $ 78,156
Corporetum Office Campus.................   Office     7,684   43,545    51,229
Seven Mile Crossing......................   Office     3,322   18,826    22,148
Crescent Centre..........................   Office     3,772   21,374    25,146
Pacific Gateway Office Center............   Office     3,673   20,813    24,486
16801 South Exchange..................... Industrial   1,753    9,931    11,684
Baltimore Industrials.................... Industrial   1,506    8,533    10,039
Six Flags Distribution................... Industrial   1,330    7,535     8,865
Bridgestone Distribution................. Industrial     671    3,799     4,470
Day Creek Industrial Park................ Industrial   1,067    6,045     7,112
                                                     ------- --------  --------
                                                     $39,051 $204,284  $243,335
                                                     ======= ========  ========

  (6) Reflects the increase in equity in earnings from the Operating Partnerships 95% economic interest in the Manager, resulting from the capitalization of certain acquisition costs.

  (7) Reflects the adjustment to minority interest to reflect the minority investors interest in the Operating Partnership of approximately 11.1% following the Offering. Also includes an immaterial minority interest in other partnerships.